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                            FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                Date of Report:  October 16, 1997
                (Date of earliest event reported)


                 NATIONAL CITY BANCSHARES, INC.
     (Exact name of registrant as specified in its charter)



    INDIANA                  0-13585               35-1632155
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


 227 Main Street, P.O. Box 868, Evansville, Indiana  47705-0868
            (Address of principal executive offices)


Registrant's telephone number, including area code:  812-464-9800


Former name or former address, if changed since last report:  N/A


Date of Report:  October 21, 1997
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Pursuant to Section 13 or Section 15(b) of the Securities and
Exchange Act of 1934, Registrant hereby makes current report regarding the following event:


Item 5.  Other Events

     On October 16, 1997, the Registrant issued a news release announcing earnings for the quarter ended September
30, 1997. A copy of the news release is filed as an exhibit to this report and is hereby incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

  Financial Statements

       None

  Exhibits

     Exhibit No.    Description
     -----------    -----------
          99        News release dated October 16, 1997


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCSHARES, INC.



Date:  October 21, 1997            /s/ HAROLD A. MANN
                                   Harold A. Mann
                                   Secretary/Treasurer
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